On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
                           Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Select Fund Class A                       Strong Advisor Select Fund Class A
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Select Fund Class B                       Strong Advisor Select Fund Class B
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Select Fund Class C                       Strong Advisor Select Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Select Fund Administrator Class           New
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Select Fund Institutional Class           New
------------------------------------------------------------------------ -----------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------------------------
                                   Before                                                                After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                    Wells Target
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Fund         Acquiring Fund*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Fund                        Strong Advisor U.S.     Strong U.S.       Wells Fargo        Wells Fargo          Wells Fargo
                              Small/Mid Growth    Emerging Growth  Small Cap Growth   Montgomery Small    Advantage Small Cap
                                    Fund               Fund              Fund          Cap Growth Fund        Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                             215,106                   -         3,710,344          3,745,033                 9,149,010
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                             126,310                   -         1,341,658             73,633                 1,981,250
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                              82,376                   -           365,224             17,611                   574,959
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -          4,840,133                 7,982,229
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -         2,176,739                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -           3,440,348                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -                 4,487,995
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                          $1,912,279                   -       $57,867,223        $41,428,048              $101,207,550
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                          $1,122,425                   -       $19,683,174           $803,089               $21,608,688
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                            $732,892                   -        $5,352,383           $192,286                $6,277,561
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -        $53,724,760               $88,601,554
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -       $34,876,794                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -         $49,646,787                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -               $49,646,787
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation          ($173,437)        ($1,522,063)        $5,798,208         $3,385,469                $7,488,177
(deprecation)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized          ($10,531)       ($27,615,973)    ($288,219,549)         $3,048,145            ($312,797,908)
losses
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------------------------








       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                        Strong Endeavor Fund                      Strong Large    Wells Fargo Advantage
                                                                     Company Growth    Capital Growth Fund
                                                                          Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                               727,721                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    1,733,529                             8,690,855                  9,863,351
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                    727,721
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $11,069,451                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                  $17,672,408                          $130,992,523               $148,664,931
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $11,069,451
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $1,928,351                            $9,526,106                $11,454,457
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized       ($1,374,427)                          ($1,215,735)               ($2,590,162)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- ------------------------------------------------
                           Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Opportunity Fund Advisor Class                    Strong Opportunity Fund Advisor Class
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Opportunity Fund Administrator Class              Strong Opportunity Fund Class K
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Opportunity Fund Investor Class                   Strong Opportunity Fund Investor Class
----------------------------------------------------------------------- ------------------------------------------------